UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                                                  Date of Report (Date of earliest event reported): July 26, 2004

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

7111 Fairway Drive, Suite 201
Palm Beach Gardens, Florida	33418
(Address of principal executive offices)	(Zip Code)

                                                  Registrant’s telephone number, including area code: (561) 227-0955

Not Applicable

(Former name or former address, if changed since last report)

1 of 11 pages

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

                   See Exhibit Index.

Item 12. Results of Operations and Financial Condition.

On July 26, 2004, TBC Corporation issued a press release reporting its financial results for the three and six months ended June 30, 2004. The text of that press release is included as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
July 26, 2004	By /s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

99. Additional Exhibits.	Located at Numbered Page

99.1 TBC Corporation Press Release dated July 26, 2004	4